[NUMBER]                                                      [SHARES]
E
COMMON SHARES                                                CUSIP 30023Y 10 5
OF BENEFICIAL INTEREST

THIS CERTIFICATE IS TRANSFERABLE IN                  SEE REVERSE FOR
CANTON, MA, JERSEY CITY, NJ                         CERTAIN DEFINITIONS
OR NEW YORK, NY

                              Evergreen Investments SM

                           EVERGREEN INCOME ADVANTAGE FUND

                  ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

This certifies that





is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON SHARES OF BENEFICIAL INTEREST, NO PAR VALUE PER SHARE, OF

EVERGREEN INCOME ADVANTAGE FUND, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of December 3, 2002, establishing the Fund, and all amendments thereto, and the Fund's Bylaws, and all amendments thereto. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The common shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Fund properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Fund and the facsimile signatures of its duly authorized officers.

         Dated:

                                          [Seal]

         /s/ Michael H. Koonce                       /s/ William M. Ennis
         SECRETARY                                   PRESIDENT


COUNTERSIGNED AND REGISTERED:
         EquiServe Trust, Company, N.A.

                                            TRANSFER AGENT
                                            AND REGISTRAR
BY

                                    AUTHORIZED OFFICER


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants   UNIF GIFT                     UNIF TRAN
          in common    MIN ACT-____Custodian____  MIN ACT-_____Custodian _____
TEN ENT   - as tenants        (Cust)       (Minor)        (Cust)        (Minor)
          by the              under Uniform               under Uniform
          entireties          Gifts to Minors             Transfers to Minors
JT TEN -  as joint tenants    Act_______________          Act_______________
          with right of            (State)                       (State)
          survivorship
          and not as
          tenants in
          common

       Additional abbreviations also may be used though not in the above list.

          For  Value  Received,  ________________________________  hereby  sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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________________________________________________________________________  Shares
of  the  Common  Shares  of  Beneficial  Interest   represented  by  the  within
Certificate    and   do    hereby    irrevocably    constitute    and    appoint
_________________________________________ Attorney to transfer the said stock on the books of the within-name Fund with full power of substitution in the premises.

Dated ______________________________

                                                ------------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:  ______________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.